EXHIBIT 32.2

CERTIFICATION OF
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

          In connection with the accompanying Quarterly Report on Form 10-Q of SonoSite, Inc. for the period ended September 30, 2005, I, Michael J. Schuh, Chief Financial Officer of SonoSite, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

such Quarterly Report on Form 10-Q of SonoSite, Inc. for the period ended September 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q of SonoSite, Inc. for the period ended September 30, 2005, fairly presents, in all material respects, the financial condition and results of operations of SonoSite, Inc.

/s/ MICHAEL J. SCHUH

Michael J. Schuh
Vice President-Finance, Chief Financial Officer
and Treasurer
(Principal Financial Officer)

November 9, 2005